EXHIBIT 24

                               POWER OF ATTORNEY


STATE OF:
COUNTY OF:

      Know all persons by these presents that the undersigned Director of 1st Atlantic Guaranty Corporation, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh and Brian P. Smith, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/DONALD N. BRIGGS                                       3/12/98
 -----------------------------                   -----------------------------
 Name:  Donald N. Briggs                         Date
 Director


On this 12th day of March 1998, before me E. Jerlean Eader, the undersigned Notary Public, personally appeared Donald N. Briggs, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

                                                /s/E. JERLEAN EADER
                                                -------------------------
                                                Notary Public
                                                Montgomery County, MD
                                                My Commission Expires 7/1/2000

                               POWER OF ATTORNEY


STATE OF:
COUNTY OF:

      Know all persons by these presents that the undersigned Director of 1st Atlantic Guaranty Corporation, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh and Brian P. Smith, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/JAMES E. COLE                                August 31, 1998
 -----------------------------                   -----------------------------
 Name:  James E. Cole                            Date
 Director


On this 31st day of Auguest 1998, before me Janice L. Passero, the undersigned Notary Public, personally appeared James E. Cole, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

                                           /s/JANICE L. PASSERO
                                           -------------------------
                                           Notary Public
                                           Anne Arundel County, MD
                                           My Commission Expires April 1, 2002

                               POWER OF ATTORNEY


STATE OF:
COUNTY OF:

      Know all persons by these presents that the undersigned Director of 1st Atlantic Guaranty Corporation, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh and Brian P. Smith, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/J. DONALD ELAM                                         3/12/98
 -----------------------------                   -----------------------------
 Name:  J. Donald Elam                           Date
 Director


On this 12th day of March 1998, before me E. Jerlean Eader, the undersigned Notary Public, personally appeared J. Donald Elam, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

                                                /s/E. JERLEAN EADER
                                                -------------------------
                                                Notary Public
                                                Montgomery County, MD
                                                My Commission Expires 7/1/2000

                               POWER OF ATTORNEY


STATE OF:
COUNTY OF:

      Know all persons by these presents that the undersigned Director of 1st Atlantic Guaranty Corporation, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh and Brian P. Smith, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/NANCY L. HOPKINSON                                     3/8/98
 -----------------------------                   -----------------------------
 Name:  Nancy L. Hopkinson                       Date
 Director


On this 8th day of March 1998, before me Elizabeth D. Painter, the undersigned Notary Public, personally appeared Nancy L. Hopkinson, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

                                                /s/ELIZABETH D. PAINTER
                                                -------------------------
                                                Notary Public
                                                Montgomery County, MD
                                                My Commission Expires 4/1/98

                               POWER OF ATTORNEY


STATE OF:  DISTRICT OF COLUMBIA
COUNTY OF:

      Know all persons by these presents that the undersigned Director of 1st Atlantic Guaranty Corporation, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh and Brian P. Smith, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/BRIAN P. MURPHY                              March 10, 1998
 -----------------------------                   -----------------------------
 Name:  Brian P. Murphy                          Date
 Director


On this 10th day of March 1998, before me Jan E. Cartron, the undersigned Notary Public, personally appeared Brian P. Murphy, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

                                                /s/JAN E. CARTRON
                                                -------------------------
                                                Notary Public
                                                District of Columbia
                                                My Commission Expires
                                                November 14, 2001

                               POWER OF ATTORNEY


STATE OF:
COUNTY OF:

      Know all persons by these presents that the undersigned Director of 1st Atlantic Guaranty Corporation, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh and Brian P. Smith, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/GREGORY S. NICHOLS                                     3/12/98
 -----------------------------                   -----------------------------
 Name:  Gregory S. Nichols                       Date
 Director


On this 12th day of March 1998, before me E. Jerlean Eader, the undersigned Notary Public, personally appeared Gregory Nichols, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

                                                /s/E. JERLEAN EADER
                                                -------------------------
                                                Notary Public
                                                Montgomery County, MD
                                                My Commission Expires 7/1/2000

                               POWER OF ATTORNEY


STATE OF:
COUNTY OF:

      Know all persons by these presents that the undersigned Director of 1st Atlantic Guaranty Corporation, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh and Brian P. Smith, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/WILLARD R. STINSON                                8-31-98
 -----------------------------                   -----------------------------
 Name:  Willard R. Stinson                       Date
 Director


On this 31st day of August 1998, before me Karen J. Champagn, the undersigned Notary Public, personally appeared Willard R. Stinson, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

                                           /s/KAREN J. CHAMPAGN
                                           -------------------------
                                           Notary Public
                                           Montgomery County, TN
                                           Commission Expires 5-14-02